Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned, in his capacity as an officer of Cubic Corporation hereby certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

1.              The annual report of Cubic Corporation (the “Registrant”) on Form 10-K for the year ended September 30, 2012 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.              The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ William. W. Boyle
WILLIAM W. BOYLE
Interim President and Chief Executive Officer, and
Executive Vice President and Chief Financial Officer

Date: December 14, 2012